UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT George Putnam Balanced Fund*

*Prior to September 1, 2010, this fund was known as Putnam VT The George Putnam Fund of Boston.

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2010
Class IA: $6.33	Class IB: $6.30

Total return at net asset value
(as of 6/30/10)	Class IA Shares*	Class IB Shares*

6 months	–2.38%	–2.62%

1 year	11.66	11.27

5 years	–14.58	–15.85
Annualized	–3.10	–3.39

10 years	12.23	9.32
Annualized	1.16	0.90

Life	15.14	11.98
Annualized	1.17	0.93

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How would you characterize the market environment over the semiannual period, and how did the fund perform?

The beginning of the period was marked by a growing consensus that we had emerged out of a recession, as investors embraced a positive outlook for the economy. The positive economic momentum would carry through into 2010, albeit at a much slower pace than experienced in 2009 and with some fragility. The combination of mixed economic data and the strength of U.S. corporations tempered investors, and volatility returned to U.S. markets in full force during the second half of the period. Bonds fared much better than stocks during the period; therefore, with our 60/40 allocation between stocks and bonds, we performed better than a pure equity offering. That said, for the six months ended June 30, 2010, Putnam VT George Putnam Balanced Fund’s class IA shares declined –2.38% at net asset value.

How did you position the fund during the period?

On the equity side, we had positioned the fund toward high-quality, U.S. multinational companies as we believed these companies represented potentially lower risk. Naturally, this approach would tend to lag in an environment where pro-cyclical stocks performed best; however, during the last two months of the period, when the market receded, our positioning helped performance.

From a market capitalization perspective, the smaller companies in the portfolio performed the best relative to the large- and mega-cap areas. We were significantly underweight the smaller-cap range, due to our bias toward high-quality, multinational companies, and that had a negative impact on performance. From a sector perspective, our overweight positions were concentrated in the health-care, technology, and consumer staples sectors. Consumer staples was a strong-performing sector so our positioning helped; however, health care and technology lagged, and performance suffered.

What helped and hurt performance on the equity side?

Specific holdings that helped included TJX and Coca-Cola Enterprises. Shares of discount retailer TJX increased as the company continued to exceed analysts’ expectations, and the company raised its fiscal-year guidance, as well as its dividend, during the period. Coca-Cola Enterprises is the exclusive bottler for Coca-Cola, and its shares jumped in value after the announced restructuring by the Coca-Cola Company.

Owning Baxter International and not owning Citigroup both detracted from returns. Baxter, a developer and manufacturer of medical products, fell sharply in April when management announced significantly lower earnings guidance due to weaker demand forecasts and the negative potential impact of health-care reform. Citigroup, the troubled diversified financial company that is more than 25% owned by the U.S. government, saw its shares advance during the period as the Treasury announced plans to sell some of its stake.

What helped and hurt performance on the fixed-income side?

The majority of the outperformance in the fixed-income portion of the portfolio was due to solid allocation decisions. Our allocation to high-quality, shorter-dated commercial mortgage-backed securities (CMBS) aided returns as spreads tightened, meaning the difference in yields between CMBS and Treasuries declined. Exposure to interest-only (IO) securities added value as prepayment speeds remained slower than the market was pricing in, and improved liquidity also helped. Select positions in residential mortgages and corporate bonds also benefited returns. The only notable detractor was in our term-structure strategies, where our overall short-duration stance resulted in lagging returns as rates fell across the yield curve.

What is your outlook?

There are reasons to be optimistic for further market appreciation while keeping in mind the challenges ahead. As we mentioned, the economic recovery doesn’t appear strong enough to dispel all doubts for the equity market. Stocks could be volatile for the remainder of the year, but, in our opinion, a repeat of 2008 is highly unlikely. We have positioned the stock portfolio defensively; though we anticipate moderate economic growth in the United States, we continue to like multinational companies because we believe they can profit from the global economic recovery, which seems to be accelerating more vigorously than the U.S. economy. Also, as the U.S. government unwinds the programs that have helped to stabilize the financial system, we could see increased volatility in the housing and financials sectors. For these reasons, we believe our balanced approach remains an attractive option for risk-conscious investors.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

2 Putnam VT George Putnam Balanced Fund

Your fund’s managers

Portfolio Manager David Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is Team Leader of Portfolio Construction and Quantitative Research at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.63	$4.85	$3.71	$4.96

Ending
value (after
expenses)	$976.20	$973.80	$1,021.12	$1,019.89

Annualized
expense ratio†	0.74%	0.99%	0.74%	0.99%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the six months ended June 30, 2010.

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 6/30/10 (Unaudited)

COMMON STOCKS (57.3%)*	Shares	Value

Banking (6.1%)
Bank of America Corp.	189,602	$2,724,581

Bank of New York Mellon Corp. (The)	54,300	1,340,667

JPMorgan Chase & Co.	96,200	3,521,882

PNC Financial Services Group, Inc.	14,300	807,950

State Street Corp.	29,100	984,162

SunTrust Banks, Inc.	11,500	267,950

U.S. Bancorp	38,500	860,475

Wells Fargo & Co.	55,400	1,418,240

		11,925,907
Basic materials (1.8%)
Alcoa, Inc.	40,500	407,430

Dow Chemical Co. (The)	14,800	351,056

E.I. du Pont de Nemours & Co.	31,400	1,086,126

Nucor Corp.	19,600	750,288

PPG Industries, Inc.	11,100	670,551

Weyerhaeuser Co.	5,900	207,680

		3,473,131
Capital goods (3.4%)
Avery Dennison Corp.	3,600	115,668

Boeing Co. (The)	7,150	448,663

Caterpillar, Inc.	2,900	174,203

Deere (John) & Co.	5,400	300,672

Emerson Electric Co.	15,700	685,933

Lockheed Martin Corp.	14,600	1,087,700

Northrop Grumman Corp.	12,400	675,056

Parker Hannifin Corp.	16,100	892,906

Raytheon Co.	25,400	1,229,106

United Technologies Corp.	17,500	1,135,925

		6,745,832
Communication services (3.7%)
AT&T, Inc.	133,400	3,226,946

Comcast Corp. Class A	56,500	981,405

DIRECTV Class A †	11,800	400,256

Time Warner Cable, Inc.	13,200	687,456

Verizon Communications, Inc.	63,440	1,777,589

Vodafone Group PLC ADR (United Kingdom)	15,000	310,050

		7,383,702
Conglomerates (2.0%)
3M Co.	11,900	939,981

General Electric Co.	98,700	1,423,254

Honeywell International, Inc.	12,000	468,360

Tyco International, Ltd.	33,100	1,166,113

		3,997,708
Consumer cyclicals (4.8%)
D.R. Horton, Inc.	12,200	119,926

DISH Network Corp. Class A	10,700	194,205

Ford Motor Co. †	35,500	357,840

Home Depot, Inc. (The)	36,000	1,010,520

Marriott International, Inc. Class A	7,518	225,089

Omnicom Group, Inc.	17,900	613,970

Staples, Inc.	31,500	600,075

Target Corp.	21,600	1,062,072

Time Warner, Inc.	51,200	1,480,192

TJX Cos., Inc. (The)	23,400	981,630

Viacom, Inc. Class B †	43,100	1,352,047

Wal-Mart Stores, Inc.	13,000	624,910

Walt Disney Co. (The)	24,800	781,200

Whirlpool Corp.	1,300	114,166

		9,517,842

COMMON STOCKS (57.3%)* cont.	Shares	Value

Consumer staples (5.0%)
Avis Budget Group, Inc. †	40,500	$397,710

Clorox Co.	14,900	926,184

Coca-Cola Co. (The)	10,400	521,248

CVS Caremark Corp.	37,800	1,108,296

General Mills, Inc.	5,000	177,600

Kellogg Co.	21,500	1,081,450

Kimberly-Clark Corp.	17,100	1,036,773

Kraft Foods, Inc. Class A	24,302	680,456

Lorillard, Inc.	6,400	460,672

Newell Rubbermaid, Inc.	31,300	458,232

Philip Morris International, Inc.	51,580	2,364,427

Procter & Gamble Co. (The)	9,900	593,802

		9,806,850
Energy (8.5%)
Anadarko Petroleum Corp.	3,300	119,097

Apache Corp.	8,600	724,034

Chevron Corp.	55,800	3,786,588

ConocoPhillips	11,800	579,262

Devon Energy Corp.	5,400	328,968

EOG Resources, Inc.	4,500	442,665

Exxon Mobil Corp.	74,500	4,251,715

Halliburton Co.	21,800	535,190

Marathon Oil Corp.	46,400	1,442,576

Newfield Exploration Co. †	10,500	513,030

Noble Corp. (Switzerland)	15,600	482,196

Occidental Petroleum Corp.	21,000	1,620,150

Smith International, Inc.	7,000	263,550

Total SA ADR (France)	26,300	1,174,032

Valero Energy Corp.	28,200	507,036

		16,770,089
Financials (2.1%)
Chubb Corp. (The)	23,800	1,190,238

Goldman Sachs Group, Inc. (The)	10,880	1,428,218

Travelers Cos., Inc. (The)	29,500	1,452,875

		4,071,331
Health care (7.8%)
Abbott Laboratories	26,400	1,234,992

Aetna, Inc.	43,400	1,144,892

Baxter International, Inc.	29,700	1,207,008

Bristol-Myers Squibb Co.	10,800	269,352

Covidien PLC (Ireland)	21,825	876,929

Genzyme Corp. †	6,000	304,620

Johnson & Johnson	38,000	2,244,280

McKesson Corp.	12,100	812,636

Medtronic, Inc.	28,100	1,019,187

Merck & Co., Inc.	36,400	1,272,908

Omnicare, Inc.	12,800	303,360

Pfizer, Inc.	230,148	3,281,910

Thermo Fisher Scientific, Inc. †	21,900	1,074,195

WellPoint, Inc. †	7,200	352,296

		15,398,565
Insurance (2.0%)
ACE, Ltd.	20,900	1,075,932

Allstate Corp. (The)	18,700	537,251

Everest Re Group, Ltd.	2,700	190,944

Marsh & McLennan Cos., Inc.	32,800	739,640

MetLife, Inc.	25,500	962,880

RenaissanceRe Holdings, Ltd.	7,200	405,144

		3,911,791

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (57.3%)* cont.	Shares	Value

Investment banking/Brokerage (0.6%)
Morgan Stanley	48,550	$1,126,846

		1,126,846
Real estate (0.6%)
Equity Residential Trust R	13,652	568,469

ProLogis Trust R	17,200	174,236

Simon Property Group, Inc. R	5,441	439,361

		1,182,066
Technology (4.9%)
Atmel Corp. †	112,400	539,520

BMC Software, Inc. †	10,800	374,004

Cisco Systems, Inc. †	25,400	541,274

Electronic Arts, Inc. †	12,000	172,800

EMC Corp. †	53,800	984,540

IBM Corp.	9,100	1,123,668

Intel Corp.	30,100	585,445

KLA-Tencor Corp.	29,400	819,672

Microsoft Corp.	34,600	796,146

Motorola, Inc. †	81,700	532,684

Oracle Corp.	15,800	339,068

Qualcomm, Inc.	36,900	1,211,796

Texas Instruments, Inc.	28,700	668,136

Yahoo!, Inc. †	69,700	963,951

		9,652,704
Transportation (0.3%)
FedEx Corp.	5,500	385,605

United Parcel Service, Inc. Class B	3,700	210,493

		596,098
Utilities and power (3.7%)
Ameren Corp.	27,200	646,544

American Electric Power Co., Inc.	25,400	820,420

CMS Energy Corp.	12,800	187,520

Dominion Resources, Inc.	5,000	193,700

Duke Energy Corp.	16,000	256,000

Edison International	31,900	1,011,868

El Paso Corp.	54,400	604,384

Entergy Corp.	16,620	1,190,324

Exelon Corp.	4,600	174,662

NextEra Energy, Inc.	2,700	131,652

PG&E Corp.	33,440	1,374,384

PPL Corp.	15,100	376,745

Wisconsin Energy Corp.	7,700	390,698

		7,358,901

Total common stocks (cost $108,487,224)		$112,919,363

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.2%)
Government National Mortgage Association
Pass-Through Certificates
5s, TBA, July 1, 2040	$2,000,000	$2,125,312
4 1/2s, TBA, July 1, 2040	4,000,000	4,157,812

		6,283,124
U.S. Government Agency Mortgage Obligations (5.4%)
Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, July 1, 2040	2,000,000	2,169,219
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	2,852,668	3,065,175
5 1/2s, TBA, July 1, 2040	4,000,000	4,293,750
5s, August 1, 2033	1,094,441	1,163,314

		10,691,458
Total U.S. government and agency mortgage
obligations (cost $16,724,514)		$16,974,582

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.9%)*	Principal amount	Value

Fannie Mae 7 1/4s, May 15, 2030	$1,440,000	$1,988,178

General Electric Capital Corp. 1 5/8s, FDIC
guaranteed notes, January 7, 2011	1,000,000	1,006,100

Goldman Sachs Group, Inc (The) 1 5/8s, FDIC
guaranteed notes, July 15, 2011	1,000,000	1,011,752

JPMorgan Chase & Co. 2 5/8s, FDIC guaranteed,
December 1, 2010	1,000,000	1,009,209

Morgan Stanley 2s, FDIC guaranteed notes,
September 22, 2011	300,000	305,193

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	132,000	136,433
2 1/8s, FDIC guaranteed notes, June 15, 2012	168,000	172,513
Total U.S. government agency obligations (cost $5,506,226)		$5,629,378

U.S. TREASURY OBLIGATIONS (11.5%)*	Principal amount	Value

U.S. Treasury Bonds
6 7/8s, August 15, 2025	$960,000	$1,332,600
6s, February 15, 2026	1,000	1,289

U.S. Treasury Notes
5 1/8s, May 15, 2016	1,960,000	2,287,716
4 7/8s, July 31, 2011	1,580,000	1,656,161
3 3/4s, November 15, 2018	2,000,000	2,155,391
2 3/8s, August 31, 2014	1,470,000	1,519,833
1 1/8s, June 30, 2011	4,730,000	4,764,551
0 3/4s, May 31, 2012	9,000,000	9,026,543
Total U.S. treasury obligations (cost $22,596,809)		$22,744,084

CORPORATE BONDS AND NOTES (15.3%)*	Principal amount	Value

Basic materials (0.8%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$4,000	$4,723

ArcelorMittal sr. unsec. unsub. 9.85s, 2019
(Luxembourg)	235,000	293,241

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	230,000	281,546

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015	132,000	144,253

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	209,000	229,900

International Paper Co. bonds 7.95s, 2018	35,000	41,671

International Paper Co. sr. unsec. notes 9 3/8s,
2019	204,000	261,120

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	113,000	122,045

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 9s, 2019 (Australia)	40,000	52,491

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	95,000	99,302

Teck Resources, Ltd. sr. notes 10 3/4s, 2019
(Canada)	6,000	7,352

Teck Resources, Ltd. sr. notes 10 1/4s, 2016
(Canada)	7,000	8,260

Teck Resources, Ltd. sr. notes 9 3/4s, 2014
(Canada)	6,000	7,091

Teck Resources, Ltd. sr. unsec. unsub. notes 7s,
2012 (Canada)	5,000	5,378

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	95,000	101,839

		1,660,212
Capital goods (0.4%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	250,000	272,500

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France) 104,000		126,034

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Capital goods cont.
Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	$125,000	$148,558

Republic Services, Inc. 144A sr. unsec.
notes 5 1/2s, 2019	40,000	43,285

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	65,000	76,069

United Technologies Corp. sr. unsec. notes
5.7s, 2040	15,000	16,678

		683,124
Communication services (1.5%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	120,000	136,800

American Tower Corp. sr. unsec.
unsub. notes 4 5/8s, 2015	85,000	88,420

AT&T, Inc. sr. unsec. bond 6.55s, 2039	310,000	347,228

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	75,000	82,938

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	157,000	192,441

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	105,000	131,687

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	22,751

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	37,849

France Telecom notes 8 1/2s, 2031 (France)	50,000	68,805

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	27,000	30,655

SBA Tower Trust 144A company guaranty asset
backed notes 5.101s, 2017	175,000	186,419

TCI Communications, Inc. company guaranty
7 7/8s, 2026	345,000	414,819

TCI Communications, Inc. debs. 9.8s, 2012	44,000	49,225

Telefonica Emisones SAU company guaranty 6.221s,
2017 (Spain)	125,000	135,963

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	104,214

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	25,000	29,100

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	66,283

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	78,473

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	133,746

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	160,203

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	52,774

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	335,000	375,584

		2,926,377
Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	100,000	113,214

		113,214
Consumer cyclicals (1.0%)
Advance Auto Parts, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2020	65,000	66,462

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	41,000	42,640

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	155,000	173,482

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes 7.3s, 2012 (Germany)	5,000	5,377

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN, 5 3/4s,
2011 (Germany)	64,000	66,646

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6.35s, 2040	60,000	64,249

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
DIRECTV Holdings, LLC company guaranty sr.
unsec. unsub. notes 5 7/8s, 2019	$120,000	$131,086

Grupo Televisa SA sr. unsec. bonds 6 5/8s,
2040 (Mexico)	90,000	93,773

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	125,000	131,563

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	40,000	40,850

NBC Universal, Inc. 144A notes 6.4s, 2040	55,000	59,530

NBC Universal, Inc. 144A notes 5.15s, 2020	45,000	46,912

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	164,081

News America Holdings, Inc. debs. 7 3/4s, 2045	182,000	223,229

Nissan Motor Acceptance Corp. 144A sr. unsec.
notes 4 1/2s, 2015	130,000	134,137

Omnicom Group, Inc. sr. notes 5.9s, 2016	90,000	102,310

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	48,000	55,560

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	65,000	79,734

Time Warner Entertainment Co., LP debs.
8 3/8s, 2023	20,000	25,642

Time Warner, Inc. debs. 9.15s, 2023	85,000	114,436

Time Warner, Inc. debs. 9 1/8s, 2013	50,000	58,193

Viacom, Inc. company guaranty 5 5/8s, 2012	21,000	22,338

Viacom, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2012	4,000	4,427

Viacom, Inc. unsec. sr. company guaranty
7 7/8s, 2030	75,000	86,836

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 4 7/8s, 2040	40,000	39,386

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	15,000	17,685

		2,050,564
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	35,000	43,684

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 8 1/2s, 2013	35,000	40,909

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	25,000	32,889

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	250,000	303,441

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	156,113

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	272,000	243,440

CVS Caremark Corp. 144A company
guaranty notes 7.507s, 2032	173,914	198,027

CVS Caremark Corp. 144A pass-through certificates
6.117s, 2013	59,348	63,790

Diageo PLC company guaranty 8s, 2022 (Canada)	230,000	291,463

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	130,000	131,799

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	22,716

H.J. Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	55,000	67,242

Kraft Foods, Inc. notes 6 1/8s, 2018	110,000	124,402

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	305,000	338,053

Kroger Co. company guaranty 6 3/4s, 2012	60,000	65,338

Kroger Co. company guaranty 6.4s, 2017	55,000	64,020

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	91,268

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	101,456

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	70,000	81,441

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Consumer staples cont.
Tesco PLC 144A sr. unsec. unsub. notes 6.15s,
2037 (United Kingdom)	$100,000	$111,977

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	45,000	48,600

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	117,246

Wrigley (Wm.) Jr. Co. 144A company
guaranty sr. notes 3.7s, 2014	50,000	50,532

		2,789,846
Energy (0.6%)
Chesapeake Energy Corp. sr. unsec. notes
7 5/8s, 2013	140,000	147,000

Devon Energy Corp. sr. notes 6.3s, 2019	40,000	46,339

El Paso Pipeline Partners Operating Co., LLC
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	30,600

EnCana Corp. sr. unsec. notes 6 1/2s, 2019
(Canada)	25,000	28,730

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	33,732

Forest Oil Corp. sr. notes 8s, 2011	80,000	83,200

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	50,000	53,355

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	17,143

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	90,000	89,550

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s,
2039 (Canada)	50,000	59,359

Peabody Energy Corp. sr. notes 5 7/8s, 2016	110,000	107,800

Total Capital SA company guaranty sr. unsec.
unsub. notes 4.45s, 2020 (France)	65,000	65,961

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	30,000	28,208

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	35,000	36,886

Weatherford International, Ltd. company guaranty
sr. unsec. notes 9 5/8s, 2019 (Switzerland)	45,000	54,189

Weatherford International, Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	65,000	69,301

Williams Partners LP 144A sr. unsec. notes 6.3s, 2040	15,000	15,071

Williams Partners LP 144A sr. unsec.
notes 5 1/4s, 2020	30,000	30,677

Woodside Finance Ltd. 144A notes 4 1/2s,
2014 (Australia)	50,000	50,996

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	30,000	38,461

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	25,000	30,338

		1,116,896
Financials (4.8%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	45,000	46,777

AGFC Capital Trust I 144A company guaranty 6s, 2067	100,000	57,500

American Express Co. sr. unsec. notes 8 1/8s, 2019	150,000	186,239

American Express Travel Related
Services Co., Inc. sr. unsec. unsub. notes FRN
Ser. EMTN, 0.554s, 2011	100,000	98,485

AON Corp. jr. unsec. sub. notes 8.205s, 2027	100,000	104,193

BankAmerica Capital III bank guaranty jr. unsec.
FRN 0.873s, 2027	288,000	190,951

Barclays Bank PLC 144A sub. notes 10.179s, 2021	120,000	150,281

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	280,000	282,588

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	229,738

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	44,000	51,379

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.236s, 2012	174,563	170,865

Capital One Capital III company guaranty 7.686s, 2036	41,000	38,540

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Financials cont.
Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	$145,000	$152,975

Chubb Corp. (The) sr. notes 6 1/2s, 2038	100,000	113,850

Chubb Corp. (The) sr. notes 5 3/4s, 2018	50,000	55,670

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	180,000	186,431

Citigroup, Inc. sr. unsec. unsub. notes FRN
0.573s, 2010	135,000	135,009

Citigroup, Inc. sub. notes 5s, 2014	205,000	205,041

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	10,000	9,519

CNA Financial Corp. unsec. notes 6s, 2011	100,000	102,917

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	185,000	190,735

Credit Suisse Guernsey, Ltd. jr. sub. FRN 5.86s,
2049 (United Kingdom)	106,000	93,545

Credit Suisse USA, Inc. sr. unsec. notes 5.3s, 2019	100,000	106,006

Deutsche Bank AG/London sr. unsec. notes 3 7/8s,
2014 (United Kingdom)	95,000	98,134

Deutsche Bank Capital Funding Trust VII 144A FRB
5.628s, 2049	40,000	29,900

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	15,957

Erac USA Finance LLC 144A company
guaranty sr. notes 5 1/4s, 2020	40,000	40,457

Fleet Capital Trust V bank guaranty FRN 1.539s, 2028	279,000	204,412

Fund American Cos., Inc. notes 5 7/8s, 2013	46,000	48,052

GATX Financial Corp. notes 5.8s, 2016	80,000	85,251

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	215,000	199,950

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 0.474s, 2012	530,000	516,386

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	210,000	234,719

Health Care Property Investors, Inc. sr. unsec.
notes 6s, 2017	39,000	39,377

Highwood Properties, Inc. sr. unsec. bonds
5.85s, 2017 R	135,000	134,687

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	252,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	175,958

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	18,000	17,990

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. notes FRN 1.436s, 2047	488,000	357,025

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	241,000	238,198

Liberty Mutual Group 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058	90,000	99,373

Liberty Mutual Insurance 144A notes 7.697s, 2097	300,000	259,116

Loews Corp. notes 5 1/4s, 2016	35,000	37,982

Massachusetts Mutual Life Insurance Co.
144A notes 8 7/8s, 2039	70,000	93,141

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	315,516

Merrill Lynch & Co., Inc. notes FRN Ser. MTN,
0.516s, 2011	110,000	109,044

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2067	300,000	288,000

Nationwide Financial Services, Inc. notes
5 5/8s, 2015	50,000	52,389

Nationwide Health Properties, Inc. notes
6 1/2s, 2011 R	90,000	93,748

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	63,493

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	51,215

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Financials cont.
Pacific LifeCorp 144A sr. notes 6s, 2020	$30,000	$31,091

Progressive Corp. (The) jr. unsec. sub. unsec.
deb. FRN 6.7s, 2037	305,000	285,175

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	57,898

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	55,027

Simon Property Group LP sr. unsec. notes
6 3/4s, 2014 R	125,000	139,433

Simon Property Group LP sr. unsec.
unsub. notes 5.65s, 2020 R	88,000	93,086

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	47,000	47,098

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB 1.537s, 2037	270,000	192,896

Tanger Properties, Ltd. sr. unsec. notes
6 1/8s, 2020	40,000	41,714

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	73,744

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	110,000	128,122

Travelers Cos., Inc. (The) sr. unsec. notes 5.9s, 2019	20,000	22,207

Vornado Realty LP sr. unsec. unsub. notes
4 1/4s, 2015 R	85,000	84,500

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	321,454

Wachovia Corp. sr. unsec. notes Ser. MTN,
5 1/2s, 2013	265,000	287,615

WEA Finance LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 7 1/2s, 2014	135,000	152,991

WEA Finance LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	135,000	150,046

Wells Fargo Capital XV jr. sub. unsec. company
guaranty FRN 9 3/4s, 2049	55,000	58,575

Westpac Banking Corp. sr. unsec. notes 4 7/8s,
2019 (Australia)	5,000	5,044

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	140,000	128,848

		9,467,268
Government (1.7%)
European Investment Bank sr. unsec.
unsub. notes 4 7/8s, 2036 (Supra-Nation)	500,000	535,885

International Bank for Reconstruction & Development
unsec. unsub. bonds 7 5/8s, 2023 (Supra-Nation)	500,000	698,464

Kreditanstalt fuer Wiederaufbau govt.
guaranty sr. unsec. notes 3 1/2s, 2014 (Germany)	2,000,000	2,111,800

		3,346,149
Health care (0.3%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	54,339

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	5,000	5,709

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	16,000	19,465

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	39,000	44,125

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	59,000	67,512

Hospira, Inc. sr. notes 6.05s, 2017	5,000	5,629

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2040	33,000	32,379

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	17,056

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	30,000	30,157

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	60,000	60,725

Watson Pharmaceuticals, Inc. sr. unsec.
notes 6 1/8s, 2019	45,000	50,663

WellPoint, Inc. notes 7s, 2019	90,000	106,924

		494,683

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Technology (0.2%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	$90,000	$95,366

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	235,990

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	73,000	80,907

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	28,000	29,832

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	34,000	34,984

		477,079
Transportation (0.3%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	5,000	5,025

Burlington Northern Santa Fe Corp. sr. unsec.
notes 7s, 2014	35,000	40,683

Burlington Northern Santa Fe Corp. sr. unsec.
notes 4.7s, 2019	50,000	52,851

Burlington Northern Santa Fe, LLC debs.
5 3/4s, 2040	40,000	42,590

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	5,789	5,804

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	64,373	64,052

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	187,158	173,355

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	108,567	114,445

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	50,000	55,996

		554,801
Utilities and power (2.2%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	64,931

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	55,992

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	110,000	126,675

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	185,000	205,753

Beaver Valley II Funding debs. 9s, 2017	111,000	123,863

Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	120,000	130,521

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	317,878	332,477

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	30,000	34,386

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	215,000	242,928

Consolidated Natural Gas Co. sr. notes Ser. A,
5s, 2014	70,000	75,747

DCP Midstream, LLC 144A sr. unsec. notes
5.35s, 2020	55,000	55,592

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	248,000	228,160

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	102,646

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	15,000	17,040

El Paso Natural Gas Co. sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	87,749

Electricite de France 144A notes 6.95s,
2039 (France)	100,000	120,528

Electricite de France 144A sr. notes 5.6s,
2040 (France)	40,000	41,209

Electricite de France 144A sr. notes 4.6s,
2020 (France)	120,000	123,240

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	62,000	62,082

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	27,000	28,519

Illinois Power Co. 1st mtge. sr. bond 9 3/4s, 2018	130,000	170,675

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	10,000	10,225

ITC Holdings Corp. 144A notes 5 7/8s, 2016	36,000	39,268

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Utilities and power cont.
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	$40,000	$44,050

Kansas Gas & Electric bonds 5.647s, 2021	48,714	50,313

MidAmerican Funding, LLC sr. sec. bond 6.927s, 2029	10,000	11,797

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	53,394

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	55,000	70,484

NiSource Finance Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2010	365,000	373,020

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	52,430

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	30,000	32,512

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	39,387

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	185,468	189,129

Public Service Co. of Colorado 1st mtge. sec.
bonds 5 1/8s, 2019	20,000	22,140

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	99,000	90,688

Southern California Edison Co. 1st mtge.
bonds 5 1/2s, 2040	125,000	136,359

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	88,666

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	133,196

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019	150,000	191,083

TransAlta Corp. sr. notes 6 1/2s, 2040 (Canada)	35,000	36,103

TransAlta Corp. sr. unsec. notes 5 3/4s, 2013 (Canada)	95,000	103,519

TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s,
2067 (Canada)	70,000	62,388

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	125,000	146,250

		4,407,114

Total corporate bonds and notes (cost $28,446,053)		$30,087,327

MORTGAGE-BACKED SECURITIES (2.4%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 05-1, Class XW, IO, 0.13s, 2042	$34,873,327	$46,908

Banc of America Large Loan 144A FRB Ser. 05-MIB1,
Class J, 1.4s, 2022	244,000	134,200

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	1,087,383	115,698
Ser. 04-2, IO, 2.97s, 2034	645,552	18,463
Ser. 05-1A, IO, 2.87s, 2035	506,218	19,996
Ser. 04-3, IO, 2.87s, 2035	335,849	11,956
Ser. 06-2A, IO, 2.416s, 2036	311,122	20,347
Ser. 05-3A, IO, 2.15s, 2035	1,564,183	79,148

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.517s, 2032	151,000	127,857
Ser. 04-PR3I, Class X1, IO, 0.377s, 2041	793,036	13,878
Ser. 05-PWR9, Class X1, IO, 0.243s, 2042 F	6,582,699	39,294

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.168s, 2038 F	2,247,352	31,098
Ser. 07-PW15, Class X1, IO, 0.13s, 2044 F	8,750,049	53,095
Ser. 05-PW10, Class X1, IO, 0.094s, 2040	16,791,855	9,236

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0.557s, 2049	3,557,776	62,973
Ser. 06-CD2, Class X, IO, 0 1/8s, 2046	10,513,476	33,159
Ser. 07-CD4, Class XC, IO, 0.118s, 2049	11,899,565	97,576

MORTGAGE-BACKED SECURITIES (2.4%)* cont.	Principal amount	Value

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 03-LB1A, Class X1, IO, 0.555s, 2038	$1,086,264	$38,606
Ser. 05-LP5, Class XC, IO, 0.247s, 2043	7,583,697	70,992
Ser. 06-C8, Class XS, IO, 0.153s, 2046	6,215,526	65,671
Ser. 05-C6, Class XC, IO, 0.11s, 2044	10,342,147	58,486

Countrywide Home Loans 144A IFB Ser. 05-R2,
Class 2A3, 8s, 2035	93,262	81,138

Credit Suisse Mortgage Capital Certificates
Ser. 06-C5, Class AX, IO, 0.184s, 2039	4,050,801	59,725

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.273s, 2049	15,890,885	107,343
Ser. 07-C1, Class AX, IO, 0 1/8s, 2040	11,093,126	85,816

Fannie Mae
Ser. 03-W3, Class 2IO1, IO, 0.673s, 2042	240,791	5,753
Ser. 03-W6, Class 51, IO, 0.66s, 2042	740,483	16,289
Ser. 03-W2, Class 1, IO, 0.465s, 2042	1,287,569	19,873
Ser. 03-W3, Class 1, IO, 0.442s, 2042	2,567,393	32,710
Ser. 02-T1, Class IO, IO, 0.423s, 2031	1,083,081	17,212
Ser. 03-W6, Class 3, IO, 0.368s, 2042	1,033,125	12,936
Ser. 03-W6, Class 23, IO, 0.351s, 2042	1,088,337	13,354
Ser. 03-W4, Class 3A, IO, 0.088s, 2042	1,030,377	5,234

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class A, IO, 0.524s, 2043	1,043,784	20,845
Ser. T-56, Class 1, IO, 0.122s, 2043	962,560	7,157
Ser. T-56, Class 2, IO, zero %, 2043	888,536	68
Ser. T-56, Class 3, IO, zero %, 2043	719,550	4,895

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1, Class 3,
IO, 1.92s, 2033	2,894,348	11,501

First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	116,000	123,097

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.141s, 2045	26,805,299	133,433
Ser. 07-C1, Class XC, IO, 0.122s, 2049	24,129,569	118,064

GMAC Commercial Mortgage Securities, Inc.
Ser. 05-C1, Class X1, IO, 0.287s, 2043	7,632,035	98,859

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	73,500	56,595
Ser. 06-C1, Class XC, IO, 0.097s, 2045	16,754,336	81,879

Government National Mortgage Association
IFB Ser. 06-16, Class GS, IO, 6.643s, 2036	49,845	6,204
IFB Ser. 08-60, Class SH, IO, 5.8s, 2038	91,760	9,025

GS Mortgage Securities Corp. II 144A Ser. 98-C1,
Class F, 6s, 2030	158,138	159,561

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	28,723	27,163
Ser. 05-RP3, Class 1A3, 8s, 2035	98,508	86,687
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	74,257	65,346

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	93,631	82,395
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	105,696	93,013

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	45,816	5

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.185s, 2037	7,081,596	56,020
Ser. 06-LDP6, Class X1, IO, 0.099s, 2043	4,636,993	17,290

10 Putnam VT George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (2.4%)* cont.	Principal amount	Value

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	$90,000	$75,081
Ser. 99-C1, Class G, 6.41s, 2031	97,000	60,085
Ser. 98-C4, Class H, 5.6s, 2035 F	143,000	121,519

Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 04-LLFA, Class H, 1.3s, 2017	137,000	118,486

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	79,615	70,459
Ser. 05-1, Class 1A4, 7 1/2s, 2034	140,287	124,154

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.967s, 2027	348,455	288,291

Merrill Lynch Floating Trust 144A FRB Ser. 06-1,
Class TM, 0.85s, 2022	99,963	87,967

Merrill Lynch Mortgage Investors, Inc. FRB
Ser. 98-C3, Class E, 7.065s, 2030	82,000	85,607

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.57s, 2040	307,341	25,970
Ser. 05-C3, Class X, IO, 5.632s, 2044	373,643	30,826

Morgan Stanley Capital 144A Ser. 05-RR6, Class X,
IO, 1.593s, 2043	1,171,644	26,233

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.275s, 2030	124,000	124,310

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 3.034s, 2035	46,965	39,215

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	34,765	31,636

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2033	146,000	14,600

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	100,000	85,000
Ser. 03-1A, Class M, 5s, 2018	62,000	43,400
Ser. 04-1A, Class L, 5s, 2018	37,690	26,383

Structured Adjustable Rate Mortgage Loan Trust
144A Ser. 04-NP2, Class A, 0.693s, 2034	61,569	49,255

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.53s, 2048	10,591,048	181,938

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.65s, 2018	100,000	51,000
Ser. 06-C27, Class XC, IO, 0.167s, 2045	5,789,125	52,218
Ser. 06-C23, Class XC, IO, 0.089s, 2045	8,220,772	39,624
Ser. 06-C26, Class XC, IO, 0.068s, 2045	3,246,836	9,351
Total mortgage-backed securities (cost $4,195,634)		$4,727,730

ASSET-BACKED SECURITIES (1.2%)*	Principal amount	Value

Accredited Mortgage Loan Trust FRB Ser. 05-1,
Class M2, 1.037s, 2035	$23,169	$8,263

AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
0.753s, 2029	171,687	75,427

Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 2.997s, 2033	62,771	20,630

Arcap REIT, Inc. 144A Ser. 04-1A, Class E,
6.42s, 2039	137,110	21,938

Argent Securities, Inc. FRB Ser. 03-W3, Class M3,
2.617s, 2033	7,642	2,365

Asset Backed Funding Certificates FRB
Ser. 04-OPT2, Class M2, 1.347s, 2033	36,076	27,493

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.354s, 2039	542,216	206,042
FRB Ser. 04-D, Class A, 0.932s, 2044	87,261	78,573

Bayview Financial Asset Trust 144A FRB
Ser. 03-SSRA, Class M, 1.697s, 2038	37,029	25,920

ASSET-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc. FRB
Ser. 05-HE1, Class M3, 1.277s, 2035	$70,000	$21,475

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.767s, 2035	42,547	33,304

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.867s, 2035	37,653	34,918
FRB Ser. 05-14, Class 3A2, 0.587s, 2036	15,431	14,220

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s,
2038	188,000	47,000

CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034 (In default) †	10,726	1

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 1.017s, 2035	21,255	7,214

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 1.157s, 2035	24,984	24,862

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023	14,822	—

GEBL 144A
Ser. 04-2, Class D, 3.1s, 2032	79,975	3,599
Ser. 04-2, Class C, 1.2s, 2032	79,975	9,597

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.897s, 2030	254,630	33,102
FRB Ser. 05-1A, Class D, 1.877s, 2030	65,312	7,837

High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 0.874s, 2036	211,866	84,746

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.347s, 2036	270,000	18,900
FRB Ser. 02-1A, Class FFL, 3.097s, 2037	460,000	59,800

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	500,317	300,190

Long Beach Mortgage Loan Trust FRB Ser. 05-2,
Class M4, 0.967s, 2035	80,000	48,398

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.597s, 2032	338,443	297,322
Ser. 02-A IO, 0.3s, 2032	8,150,343	101,879

Marriott Vacation Club Owner Trust 144A FRB
Ser. 02-1A, Class A1, 1.048s, 2024	29,258	28,013

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	4,983	60

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	43,065	41,435

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 1.027s, 2035	33,907	17,331
FRB Ser. 05-HE1, Class M3, 0.867s, 2034	50,000	39,910
FRB Ser. 06-NC4, Class M2, 0.647s, 2036	70,000	510

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 0.926s, 2015	2,761	2,692

New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M3, 3.422s, 2033	4,395	2,537

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	141,309	88,849
Ser. 02-C, Class A1, 5.41s, 2032	354,215	332,874

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030	51,494	49,306

Park Place Securities, Inc. FRB Ser. 05-WCH1,
Class M4, 1.177s, 2036	33,000	10,062

SAIL Net Interest Margin Notes 144A Ser. 04-4A,
Class B, 7 1/2s, 2034 (In default) †	36,851	—

Securitized Asset Backed Receivables, LLC FRB
Ser. 05-HE1, Class M2, 0.997s, 2035	36,917	189

Putnam VT George Putnam Balanced Fund 11

ASSET-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	$184,000	$22,080

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.216s, 2044 (United Kingdom)	90,076	29,725

Total asset-backed securities (cost $4,682,803)		$2,280,588

INVESTMENT COMPANIES (0.7%)*	Shares	Value

Utilities Select Sector SPDR Fund	51,300	$1,449,738

Total investment companies (cost $1,297,491)		$1,449,738

MUNICIPAL BONDS AND NOTES (0.4%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$32,046

IL State G.O. Bonds

4.421s, 1/1/15	65,000	64,637
4.071s, 1/1/14	185,000	182,874

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	208,000	159,702

North TX, Thruway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	59,522

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds,
Ser. A, 7.467s, 6/1/47	280,000	208,888

Total municipal bonds and notes (cost $762,289)		$707,669

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	23,252	$538,052

Total convertible preferred stocks (cost $542,621)		$538,052

SHORT-TERM INVESTMENTS (6.0%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.11% [e]	11,726,372	$11,726,372

Total short-term investments (cost $11,726,372)		$11,726,372

Total investments (cost $204,968,036)		$209,784,883

Key to holding’s abbreviations

ADR	American Depository Receipts
EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $196,972,216.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $48,750 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/10 (proceeds receivable	Principal	Settlement
$12,689,609) (Unaudited)	amount	date	Value

FNMA, 6s, July 1, 2040	$2,000,000	7-14-10	$2,169,219

FNMA, 5 1/2s, July 1, 2040	4,000,000	7-14-10	4,293,750

GNMA, 5s, July 1, 2040	2,000,000	7-21-10	2,125,313

GNMA, 4 1/2s, July 1, 2040	4,000,000	7-21-10	4,157,812

Total			$12,746,094

12 Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,473,131	$—	$—

Capital goods	6,745,832	—	—

Communication services	7,383,702	—	—

Conglomerates	3,997,708	—	—

Consumer cyclicals	9,517,842	—	—

Consumer staples	9,806,850	—	—

Energy	16,770,089	—	—

Financial	22,217,941	—	—

Health care	15,398,565	—	—

Technology	9,652,704	—	—

Transportation	596,098	—	—

Utilities and power	7,358,901	—	—

Total common stocks	112,919,363	—	—

Asset-backed securities	—	2,280,588	—

Convertible preferred stocks	—	538,052	—

Corporate bonds and notes	—	30,087,327	—

Investment Companies	1,449,738	—	—

Mortgage-backed securities	—	4,604,243	123,487

Municipal bonds and notes	—	707,669	—

U.S. Government Agency Obligations	—	5,629,378	—

U.S. Government and Agency Mortgage Obligations	—	16,974,582	—

U.S. Treasury Obligations	—	22,744,084

Short-term investments	11,726,372	—	—

Totals by level	$126,095,473	$83,565,923	$123,487

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	$—	$(12,746,094)	$—

Totals by level	$—	$(12,746,094)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $193,241,664)	$198,058,511

Affiliated issuers (identified cost $11,726,372) (Note 5)	11,726,372

Cash	26,568

Dividends, interest and other receivables	872,133

Receivable for investments sold	4,125,383

Receivable for sales of delayed delivery securities (Note 1)	12,717,442

Total assets	227,526,409

Liabilities

Payable for investments purchased	4,729,088

Payable for purchases of delayed delivery securities (Note 1)	12,668,693

Payable for shares of the fund repurchased	112,693

Payable for compensation of Manager (Note 2)	89,423

Payable for investor servicing fees (Note 2)	14,406

Payable for custodian fees (Note 2)	9,953

Payable for Trustee compensation and expenses (Note 2)	82,102

Payable for administrative services (Note 2)	668

Payable for distribution fees (Note 2)	22,725

TBA sale commitments, at value (proceeds receivable
$12,689,609) (Note 1)	12,746,094

Other accrued expenses	78,348

Total liabilities	30,554,193

Net assets	$196,972,216

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$330,168,837

Undistributed net investment income (Note 1)	1,907,930

Accumulated net realized loss on investments	(139,864,913)

Net unrealized appreciation of investments	4,760,362

Total — Representing net assets applicable to capital
shares outstanding	$196,972,216

Computation of net asset value Class IA

Net assets	$89,866,495

Number of shares outstanding	14,204,258

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.33

Computation of net asset value Class IB

Net assets	$107,105,721

Number of shares outstanding	17,003,636

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.30

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Interest (including interest income of $20,841 from investments
in affiliated issuers) (Note 5)	$1,913,456

Dividends (net of foreign tax of $5,477)	1,506,352

Total investment income	3,419,808

Expenses

Compensation of Manager (Note 2)	568,281

Investor servicing fees (Note 2)	106,774

Custodian fees (Note 2)	9,534

Trustee compensation and expenses (Note 2)	8,720

Administrative services (Note 2)	5,897

Distribution fees — Class IB (Note 2)	144,833

Auditing	49,970

Other	36,892

Total expenses	930,901

Interest expense (Note 2)	(197,590)

Expense reduction (Note 2)	(5,123)

Net expenses	728,188

Net investment income	2,691,620

Net realized gain on investments (Notes 1 and 3)	5,524,933

Net unrealized depreciation of investments, receivable purchase
agreements, and TBA sale commitments during the period	(13,000,245)

Net loss on investments	(7,475,312)

Net decrease in net assets resulting from operations	$(4,783,692)

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$2,691,620	$6,316,116

Net realized gain (loss) on investments	5,524,933	(28,915,302)

Net unrealized appreciation (depreciation)
of investments	(13,000,245)	70,190,356

Net increase (decrease) in net assets
resulting from operations	(4,783,692)	47,591,170

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(5,213,475)	(4,894,288)

Class IB	(5,946,530)	(5,190,033)

Decrease from capital share transactions
(Note 4)	(7,094,540)	(32,973,917)

Total increase (decrease) in net assets	(23,038,237)	4,532,932

Net assets:

Beginning of period	220,010,453	215,477,521

End of period (including undistributed
net investment income of $1,907,930 and
$10,376,315, respectively)	$196,972,216	$220,010,453

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a,b]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[c,d]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c,e]	Ratio of expenses to average net assets, excluding interest expense (%)[b,c,e]	Ratio of net investment income (loss) to average net assets (%)[b]	Portfolio turnover (%)

Class IA

6/30/10†	$6.84	.09	(.23)	(.14)	(.37)	—	(.37)	$6.33	(2.38) *	$89,866	.37 *i	.37 *i	1.32 *	41.83 *f

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00 [h]	.77	3.15	237.44 [f]

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006.77		.77	3.85	140.22 [f]

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160.72		.72	3.03	128.49 [f]

12/31/06	11.83	.29	1.09	1.38	(.32)	(.42)	(.74)	12.47	12.23	318,905.74		.74	2.50	124.55 [f]

12/31/05	11.61	.28[g]	.20	.48	(.26)	—	(.26)	11.83	4.22	382,326.72		.72	2.44 [g]	139.50

Class IB

6/30/10†	$6.81	.08	(.24)	(.16)	(.35)	—	(.35)	$6.30	(2.62) *	$107,106	.49 *i	.49 *i	1.20 *	41.83 *f

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25 [h]	1.02	2.87	237.44 [f]

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02	1.02	3.59	140.22 [f]

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347.97		.97	2.78	128.49 [f]

12/31/06	11.76	.26	1.09	1.35	(.29)	(.42)	(.71)	12.40	12.02	289,374.99		.99	2.25	124.55 [f]

12/31/05	11.55	.25[g]	.19	.44	(.23)	—	(.23)	11.76	3.91	301,779.97		.97	2.18[g]	139.50

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.05%

12/31/08	0.04

12/31/07	0.02

12/31/06	<0.01

12/31/05	0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the SEC) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets as of December 31, 2009 (Note 2).

i Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets as of June 30, 2010 (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 16

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT George Putnam Balanced Fund (the fund), formerly known as Putnam VT The George Putnam Fund of Boston, is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater

Putnam VT George Putnam Balanced Fund 17

than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

H) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009, the fund had a capital loss carryover of $141,360,050 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$107,586,637	12/31/16

33,773,413	12/31/17

The aggregate identified cost on a tax basis is $208,997,830, resulting in gross unrealized appreciation and depreciation of $15,769,066 and $14,982,013, respectively, or net unrealized appreciation of $787,053.

J) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.4% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.680% of the first $5 billion, 0.630% of the next $5 billion, 0.58% of the next $10 billion, 0.530% of the next $10 billion, 0.480% of the next $50 billion, 0.460% of the next $50 billion, 0.450% of the next $100 billion and 0.445% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreements (Agreements) with other registered investment companies (each a Seller) managed by Putnam Management. Under the Agreements, the Sellers sold to the fund the right to receive, in the aggregate, $538,710 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $167,447 (exclusive of the initial payment) to the Sellers in accordance with the terms of the Agreements and the fund paid $10,377,296, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

18 Putnam VT George Putnam Balanced Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $174 under the expense offset arrangements and by $4,949 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $154, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $57,469,364 and $77,347,966, respectively. Purchases and proceeds from sales of U.S. government securities aggregated $25,206,770 and $17,448,786, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	62,744	$426,459	116,614	$735,054	59,149	$401,334	256,838	$1,561,006

Shares issued in connection with
reinvestment of distributions	773,513	5,213,475	930,473	4,894,288	886,219	5,946,530	988,578	5,190,033

	836,257	5,639,934	1,047,087	5,629,342	945,368	6,347,864	1,245,416	6,751,039

Shares repurchased	(1,276,880)	(8,661,541)	(4,332,753)	(25,561,965)	(1,544,185)	(10,420,797)	(3,332,251)	(19,792,333)

Net decrease	(440,623)	$(3,021,607)	(3,285,666)	$(19,932,623)	(598,817)	$(4,072,933)	(2,086,835)	$(13,041,294)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $20,841 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $60,468,354 and $72,675,623, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT George Putnam Balanced Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 52nd percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule)

20 Putnam VT George Putnam Balanced Fund

and in the 44th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 20th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

31st	98th	96th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 188, 170 and 99 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also considered that Putnam Management has taken the following actions:

Putnam VT George Putnam Balanced Fund 21

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

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Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Myra R. Drucker
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens
Richard B. Worley

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders	H305
of Putnam VT George Putnam Balanced Fund.	262427 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010